Statement of Additional Information Supplement

June 18, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 18, 2015 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2015

Small Company Growth Portfolio
(the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. has approved an additional breakpoint in the Portfolio's contractual advisory fee rate for daily net assets exceeding $2 billion, effective July 1, 2015.

Effective July 1, 2015, the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" that shows the contractual rate of advisory fees and expense caps for each share Class of the Portfolio is hereby deleted and replaced with the following:

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class H	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; and 0.75% of the portion of the daily net assets exceeding $2 billion.	1.05%	1.40%	N/A	1.90%	2.15%	0.98%

Please retain this supplement for future reference.